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                                                                    Exhibit 23.1



The Board of Directors
Enzon, Inc.:


         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                              /s/ KPMG LLP


Short Hills, New Jersey
October 17, 2001